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Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pacific Alliance Corporation (the “Company”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Clark, President, CEO and Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 15, 2010

/s/ Steven Clark

Steven Clark

President, CEO and Principal Executive and Financial Officer